UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21682

BB&T Variable Insurance Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street Mall, 5th Floor Raleigh, NC 27601-0575

(Address of principal executive offices) (Zip code)

E.G. Purcell, III, President BB&T Variable Insurance Funds 434 Fayetteville Street Mall, 5th Floor Raleigh, NC 27601-0575

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

BB&T Variable Insurance Funds

BB&T Select Equity VIF (formerly BB&T Large Cap VIF)

Performance Overview    12/31/2000 - 12/31/2010

Growth of a $10,000 investment

Portfolio Manager

Stephen L. Morgan, CFA

Executive Director & Select Equity Portfolio Manager

Sterling Capital Management LLC

Average Annual Returns

	1 Year	5 Years	10 Years

BB&T Select Equity VIF	11.93%	-1.07%	1.32%

S&P 500 Index	15.06%	2.29%	1.41%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Q. How did the Fund perform during the 12-month period between January 1, 2010 and December 31, 2010?

A. The Fund returned 11.93%. That compared to a 15.06% return for its benchmark, the S&P 500 Index.1

Q. What factors affected the Fund’s performance?

A. Over the course of 2010, the economy continued to recover from its dramatic downswing in 2009. In general, stocks posted gains as investors, encouraged by the revitalization of the American economy, regained their appetite for riskier assets.2

An underweight position in the consumer discretionary sector, which exhibited strong growth over the 12-month period, detracted from the Fund’s performance relative to its benchmark index. Although the Fund held an overweight position in the information technology sector, several individual holdings underperformed both the sector and the Fund’s benchmark, decreasing the Fund’s relative performance.2

An overweight position in the telecommunications services sector boosted the Fund’s performance relative to its benchmark, as investors sought high-yield stocks that had underperformed during the previous 12-month period. Several holdings in the energy sector also boosted the Fund’s relative performance. A rise in crude oil prices helped some stocks in that sector outperform the market.2

[1]

The Fund is measured against the S&P 500 Index, a widely recognized, unmanaged index of common stocks. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Portfolio composition is as of December 31, 2010, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

2

BB&T Capital Manager Equity VIF

Performance Overview    5/01/2001 - 12/31/2010

Growth of a $10,000 investment

Portfolio Management Team

Managed by Sterling Capital Balanced Portfolio Management Team

Average Annual Returns    (Inception 5/01/2001)

	1 Year	5 Years	Since Inception

BB&T Capital Manager Equity VIF	14.98%	1.00%	1.37%

S&P 500 Index	15.06%	2.29%	1.95%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The inception date used for the S&P 500 Index was 5/31/01. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Q. How did the Fund perform during the 12-month period between January 1, 2010 and December 31, 2010?

A. The Fund returned 14.98%. That compared to a 15.06% return for the S&P 500 Index.¹

Q. What factors affected the Fund’s performance?

A. In general, the equity markets performed well during the period. Investors were encouraged by improving economic growth expectations, while low interest rates spurred investors to seek riskier investments, including stocks.2

The Fund’s performance relative to its benchmark index was hurt by an overweight position in stocks of developed markets outside of North America. These stocks declined on investors’ fears of the European debt crisis. An overweight position in value stocks also hurt relative performance due to the weak performance of financial stocks.2

A strategic overweight position in small- and mid-cap stocks boosted the Fund’s relative performance, as these shares typically outperform when the market as a whole produces strong gains.2

[1]

The Fund is measured against the S&P 500 Index, a widely recognized, unmanaged index of common stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Portfolio composition is as of December 31, 2010, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

3

BB&T Special Opportunities Equity VIF

Performance Overview    7/22/2004 - 12/31/2010

Growth of a $10,000 investment

Portfolio Manager

George F. Shipp, CFA

Chief Investment Officer

Scott & Stringfellow, LLC

Average Annual Returns    (Inception 7/22/2004)

	1 Year	5 Years	Since Inception

BB&T Special Opportunities Equity VIF	16.24%	9.36%	11.49%

S&P 500 Index	15.06%	2.29%	4.20%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The inception date used for the S&P 500 Index was 07/31/04. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the Fund more than a fund with greater diversification.

Q. How did the Fund perform during the 12-month period between January 1, 2010 and December 31, 2010?

A. The Fund returned 16.24%. That compared to a 15.06% return for its benchmark, the S&P 500 Index.¹

Q. What factors affected the Fund’s performance?

A. The Federal Reserve’s zero interest rate policy discouraged savers from keeping money in low-returning products such as savings accounts and certificates of deposit. As a result, risk assets, including stocks, generally performed well during the period. Sectors leveraged to an economic recovery, such as industrials and consumer discretionary, performed particularly well in 2010. Less cyclical, lower-volatility sectors, such as health care and utilities, underperformed during the period.2

A modestly overweight position in the energy sector, along with stock selection favoring certain energy service providers, helped boost the Fund’s performance relative to its benchmark. Stock selection in the technology sector also boosted the Fund’s relative performance, as both an Internet content facilitator and a software provider posted significant gains over the period. An underweight position in financials also improved relative performance.2

The Fund’s performance relative to its benchmark was hurt by an overweight position in health care stocks, and an overweight exposure to other stocks held by the Fund, which underperformed the market as a whole. Stock selection in the industrial sector hurt relative performance as concerns about the federal budget deficit contributed to underperformance in certain defense-related stocks. In particular, a defense electronics and services provider declined during the period.2

[1]

The Fund is measured against the S&P 500 Index, a widely recognized, unmanaged index of common stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Portfolio composition is as of December 31, 2010, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

4

BB&T Total Return Bond VIF

Performance Overview    7/22/2004 - 12/31/2010

Growth of a $10,000 investment

Portfolio Manager

Mark Montgomery, CFA

Managing Director and Fixed Income Portfolio Manager

Sterling Capital Management LLC

Average Annual Returns    (Inception 7/22/2004)

	1 Year	5 Years	Since Inception

BB&T Total Return Bond VIF	7.73%	5.90%	5.20%

Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.39%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The inception date used for the Barclays Capital U.S. Aggregate Bond Index was 07/31/04. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value tends to react in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between January 1, 2010 and December 31, 2010?

A. The Fund returned 7.73%. That compared to a 6.54% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index.1

Q. What factors affected the Fund’s performance?

A. Continued weakness in the economy, though improved from the worst point of the recession, led to interest rate declines across the board. Investors took on more risk in search of better yields, which led to a further increase in bond prices. Both factors — the declining rates and tightening spreads — boosted the Fund’s absolute performance.2

The Fund’s strong performance relative to its benchmark benefited from overweight positions in many sectors. In particular, corporate bonds and commercial mortgage-backed securities boosted the Fund’s relative performance. An underweight position in U.S. Treasuries also contributed to the Fund’s relative performance during the period.2

The Fund’s focus on higher credit quality in the commercial mortgage-backed securities sector created some drag on performance relative to the benchmark, which held more of the outperforming lower credit-quality structured products.2

[1]

The Fund is measured against Barclays Capital U.S. Aggregate Bond Index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Portfolio composition is as of December 31, 2010, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

5

BB&T Variable Insurance Funds

   Summary of Portfolio Holdings (Unaudited)

   December 31, 2010

Each BB&T Variable Insurance Fund’s portfolio composition was as follows at December 31, 2010:

Percentage of net assets
BB&T Select Equity VIF
Consumer Discretionary	9.6%
Consumer Staples	10.6%
Energy	12.3%
Financials	14.6%
Health Care	12.8%
Industrials	11.0%
Information Technology	20.1%
Materials	5.6%
Telecommunication Services	2.4%
Exchange Traded Fund	0.9%
Cash Equivalents	1.4%

101.3%

BB&T Capital Manager Equity VIF
Sterling Capital Equity Income Fund (formerly known as BB&T Equity Income Fund)	6.4%
Sterling Capital Equity Index Fund (formerly known as BB&T Equity Index Fund)	1.0%
Sterling Capital International Fund (formerly known as BB&T International Equity Fund)	8.3%
Sterling Capital Mid Value Fund (formerly known as BB&T Mid Cap Value Fund)	10.6%
Sterling Capital Select Equity Fund (formerly known as BB&T Select Equity Fund)	17.7%
Sterling Capital Special Opportunities Fund (formerly known as BB&T Special Opportunities Equity Fund)	4.2%
Sterling Capital U.S. Treasury Money Market Fund (formerly known as BB&T U.S. Treasury Money Market Fund)	2.0%
Sterling Capital Small Value Fund (formerly known as Sterling Capital Small Cap Value Fund)	2.8%
Exchange Traded Funds	38.2%
Non-Affiliated Investment Companies	9.5%

100.7%

BB&T Special Opportunities Equity VIF
Consumer Discretionary	8.9%
Consumer Staples	11.1%
Energy	10.4%
Financials	1.7%
Health Care	22.2%
Industrials	4.6%
Information Technology	27.4%
Utilities	0.4%
Cash Equivalents	15.5%

102.2%

BB&T Total Return Bond VIF
Asset Backed Securities	1.2%
Collateralized Mortgage Obligations	9.6%
Commercial Mortgage-Backed Securities	15.0%
Corporate Bonds	32.2%
Fannie Mae	10.9%
Foreign Government Bonds	0.5%
Freddie Mac	10.8%
Ginnie Mae	8.4%
Municipal Bonds	3.0%
U.S. Treasury Notes	7.0%
Preferred Stock	0.5%
Cash Equivalents	0.3%

99.4%

BB&T Variable Insurance Funds

   Expense Example (Unaudited)

   December 31, 2010

As a shareholder of the BB&T Variable Insurance Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the BB&T Variable Insurance Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period 7/1/10 - 12/31/10*	Expense Ratio During Period 7/1/10 - 12/31/10
BB&T Select Equity VIF	$1,000.00	$1,225.30	$5.05	0.90%
BB&T Capital Manager Equity VIF	1,000.00	1,238.60	2.31	0.41%
BB&T Special Opportunities Equity VIF	1,000.00	1,212.40	6.97	1.25%
BB&T Total Return Bond VIF	1,000.00	1,021.60	5.35	1.05%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (the number of days in the fiscal year). Expenses shown do not include annuity contract fees.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each BB&T Variable Insurance Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period 7/1/10 - 12/31/10*	Expense Ratio During Period 7/1/10 - 12/31/10
BB&T Select Equity VIF	$1,000.00	$1,020.67	$4.58	0.90%
BB&T Capital Manager Equity VIF	1,000.00	1,023.14	2.09	0.41%
BB&T Special Opportunities Equity VIF	1,000.00	1,018.90	6.36	1.25%
BB&T Total Return Bond VIF	1,000.00	1,019.91	5.35	1.05%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (the number of days in the fiscal year). Expenses shown do not include annuity contract fees.

BB&T Select Equity VIF

   Schedule of Portfolio Investments

   December 31, 2010

Shares		Fair Value
COMMON STOCKS (99.0%)

	Consumer Discretionary (9.6%)
24,900	Comcast Corp., Class A	$547,053
26,700	Lowe’s Cos., Inc.	669,636
22,400	Staples, Inc.	510,048
4,400	Target Corp.	264,572
19,500	Walt Disney Co. (The)	731,445

		2,722,754

	Consumer Staples (10.6%)
8,300	CVS Caremark Corp.	288,591
17,000	Kraft Foods, Inc., Class A	535,670
11,600	PepsiCo, Inc.	757,828
4,400	Procter & Gamble Co. (The)	283,052
18,000	Unilever PLC, ADR	555,840
10,500	Wal-Mart Stores, Inc.	566,265

		2,987,246

	Energy (12.3%)
24,000	Cenovus Energy, Inc.	797,760
5,040	Chevron Corp.	459,900
4,290	ConocoPhillips	292,149
9,900	Exxon Mobil Corp.	723,888
8,900	Schlumberger, Ltd.	743,150
12,500	Suncor Energy, Inc.	478,625

		3,495,472

	Financials (14.6%)
7,100	American Express Co.	304,732
6,500	Aon Corp.	299,065
22,000	Bank of America Corp.	293,480
3,185	Berkshire Hathaway, Inc., Class B(a)	255,150
18,000	JPMorgan Chase & Co.	763,560
20,600	MetLife, Inc.	915,464
16,400	Morgan Stanley	446,244
6,200	State Street Corp.	287,308
5,000	Travelers Cos., Inc. (The)	278,550
9,600	Wells Fargo & Co.	297,504

		4,141,057

	Health Care (12.8%)
11,400	Abbott Laboratories	546,174
10,300	Covidien PLC	470,298
7,100	Johnson & Johnson	439,135
16,800	Medtronic, Inc.	623,112
15,000	Merck & Co., Inc.	540,600
6,000	Novartis AG, ADR(b)	353,700
22,500	Pfizer, Inc.	393,975
4,650	Stryker Corp.	249,705

		3,616,699

	Industrials (11.0%)
22,400	ABB, Ltd., ADR(a)	502,880
2,670	FedEx Corp.	248,337
49,900	General Electric Co.	912,671
3,840	Lockheed Martin Corp.	268,455
48,000	Southwest Airlines Co.	623,040
13,650	Tyco International, Ltd.	565,656

		3,121,039

	Information Technology (20.1%)
2,670	Apple, Inc.(a)	861,235
33,000	Cisco Systems, Inc.(a)	667,590
16,800	Corning, Inc.	324,576

Shares		Fair Value
COMMON STOCKS — (continued)

	Information Technology — (continued)
300	Google, Inc., Class A(a)	$178,191
9,900	Hewlett-Packard Co.	416,790
27,000	Intel Corp.	567,810
2,900	International Business Machines Corp.	425,604
35,000	Microsoft Corp.	977,200
13,200	Texas Instruments, Inc.	429,000
24,000	Tyco Electronics, Ltd.	849,600

		5,697,596

	Materials (5.6%)
69,000	Alcoa, Inc.	1,061,910
19,500	International Paper Co.	531,180

		1,593,090

	Telecommunication Services (2.4%)
12,600	AT&T, Inc.	370,188
8,300	Verizon Communications, Inc.	296,974

		667,162

	Total Common Stocks (Cost $23,907,275)	28,042,115

EXCHANGE TRADED FUND (0.9%)
7,800	Utilities Select Sector Standard and Poors Depositary Receipt Fund	244,452

	Total Exchange Traded Fund (Cost $224,614)	244,452

INVESTMENT COMPANY (0.2%)
49,450	Federated Treasury Obligations Fund, Institutional Shares	49,450

	Total Investment Company (Cost $49,450)	49,450

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (1.2%)
$ 29,800	BNY Mellon Institutional Cash Reserve, Series B	6,816
331,400	BNY Mellon Overnight Government Fund	331,400

	Total Securities Held as Collateral for Securities on Loan (Cost $361,200)	338,216

Total Investments — 101.3% (Cost $24,542,539)		28,674,233
Net Other Assets (Liabilities) — (1.3)%		(356,528)

NET ASSETS — 100.0%		$28,317,705

(a)	Represents non-income producing security.
(b)	Represents that all or a portion of the security was on loan as of December 31, 2010.

ADR — American Depository Receipt

See accompanying notes to the financial statements.

BB&T Capital Manager Equity VIF

   Schedule of Portfolio Investments

   December 31, 2010

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (53.0%)

35,249	Sterling Capital Equity Income Fund, Institutional Class	$490,669
8,757	Sterling Capital Equity Index Fund, Institutional Class	73,825
116,664	Sterling Capital International Fund, Institutional Class(a)	640,486
60,431	Sterling Capital Mid Value Fund, Institutional Class	814,009
115,999	Sterling Capital Select Equity Fund, Institutional Class	1,356,026
16,167	Sterling Capital Small Value Fund, Institutional Class	213,892
18,042	Sterling Capital Special Opportunities Fund, Institutional Class(a)	321,151
155,712	Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	155,712

	Total Affiliated Investment Companies (Cost $3,571,243)	4,065,770

EXCHANGE TRADED FUNDS (38.2%)

6,129	iShares Dow Jones US Real Estate Index Fund	342,979
5,864	iShares MSCI EAFE Small Cap Index Fund	247,520
7,313	iShares MSCI EAFE Value Index Fund	371,281
12,891	iShares MSCI Emerging Markets Index Fund	613,869
2,941	iShares Russell 2000 Index Fund	230,074
10,117	iShares Russell Midcap Growth Index Fund	573,330
4,384	iShares S&P 500 Index Fund	553,480

	Total Exchange Traded Funds (Cost $2,510,686)	2,932,533

NON-AFFILIATED INVESTMENT COMPANIES (9.5%)

37,054	Credit Suisse Commodity Return Strategy Fund	346,088
17,135	Harding, Loevner International Equity Portfolio	256,677
2,761	Lazard Emerging Markets Equity Portfolio	60,141
1,705	Oppenheimer Developing Markets Fund	61,489

	Total Non-Affiliated Investment Companies (Cost $640,374)	724,395

Total Investments — 100.7%
(Cost $6,722,303)		7,722,698
Net Other Assets (Liabilities) — (0.7)%		(52,642)

NET ASSETS — 100.0%		$7,670,056

(a)	Represents non-income producing security.

See accompanying notes to the financial statements.

BB&T Special Opportunities Equity VIF

   Schedule of Portfolio Investments

   December 31, 2010

Shares		Fair Value
COMMON STOCKS (86.7%)

	Consumer Discretionary (8.9%)
100,000	Comcast Corp., Class A	$2,197,000
33,500	Yum! Brands, Inc.	1,643,175

		3,840,175

	Consumer Staples (11.1%)
133,000	Dole Food Co., Inc.(a)(b)	1,796,830
21,000	Energizer Holdings, Inc.(b)	1,530,900
29,000	Kellogg Co.	1,481,320

		4,809,050

	Energy (10.4%)
13,500	Apache Corp.	1,609,605
10,000	EOG Resources, Inc.	914,100
6,000	Halliburton Co.(c)	244,980
76,500	Weatherford International, Ltd.(b)	1,744,200

		4,512,885

	Financials (1.7%)
1,900	Markel Corp.(b)	718,447

	Health Care (22.2%)
20,000	Becton Dickinson & Co.(c)	1,690,400
44,000	Gilead Sciences, Inc.(b)	1,594,560
24,000	McKesson Corp.	1,689,120
42,000	Merck & Co., Inc.	1,513,680
33,000	Teva Pharmaceutical Industries, Ltd., ADR	1,720,290
39,000	UnitedHealth Group, Inc.	1,408,290

		9,616,340

	Industrials (4.6%)
14,500	L-3 Communications Holdings, Inc.	1,022,105
75,000	Southwest Airlines Co.	973,500

		1,995,605

	Information Technology (27.4%)
124,000	Activision Blizzard, Inc.	1,542,560
50,000	Adobe Systems, Inc.(b)	1,539,000
10,000	Akamai Technologies, Inc.(b)(c)	470,500
78,000	Cisco Systems, Inc.(b)	1,577,940
25,000	Corning, Inc.	483,000
98,000	Dell, Inc.(b)	1,327,900
67,000	eBay, Inc.(b)(c)	1,864,610
29,000	Harris Corp.	1,313,700
34,000	Intuit, Inc.(b)(c)	1,676,200

Shares		Fair Value
COMMON STOCKS — (continued)

	Information Technology — (continued)
1,600	Itron, Inc.(b)	$88,720

		11,884,130

	Utilities (0.4%)
3,806	NextEra Energy, Inc.	197,874

	Total Common Stocks (Cost $30,642,638)	37,574,506

INVESTMENT COMPANY (13.6%)
5,893,027	Federated Treasury Obligations Fund, Institutional Shares	5,893,027

	Total Investment Company (Cost $5,893,027)	5,893,027

Principal Amount
SECURITIES HELD AS COLLATERAL FOR
SECURITIES ON LOAN (1.9%)

$ 37,343	BNY Mellon Institutional Cash Reserve, Series B	8,542
838,957	BNY Mellon Overnight Government Fund	838,957

	Total Securities Held as Collateral for Securities on Loan (Cost $876,300)	847,499

Total Investments — 102.2%
(Cost $37,411,965)		44,315,032
Net Other Assets (Liabilities) — (2.2)%		(970,670)

NET ASSETS — 100.0%		$43,344,362

(a)	Represents that all or a portion of the security was on loan as of December 31, 2010.
(b)	Represents non-income producing security.
(c)	Security held as collateral for written call option.

ADR — American Depository Receipt

See accompanying notes to the financial statements.

BB&T Total Return Bond VIF

   Schedule of Portfolio Investments

   December 31, 2010

Principal Amount		Fair Value
ASSET BACKED SECURITIES (1.2%)

$250,000	Bank of America Credit Card Trust, Series 2006-A6, Class A6, 0.290%, 11/15/13*	$249,804

	Total Asset Backed Securities (Cost $247,428)	249,804

COLLATERALIZED MORTGAGE OBLIGATIONS (9.6%)

130,648	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 5.256%, 4/25/35*	122,772
192,294	American Home Mortgage Investment Trust, Series 2005-1, Class 7A1, 2.457%, 6/25/45*	182,220
149,081	Banc of America Funding Corp., Series 2006-2, Class 3A1, 6.000%, 3/25/36	147,899
113,597	Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-38, Class A3, 5.000%, 2/25/18	115,722
142,823	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 4A3, 5.000%, 8/25/20	146,159
299,848	Fannie Mae, Series 2009-70, Class PA, 5.000%, 8/25/35	313,881
63,815	First Horizon Asset Securities, Inc., Mortgage Pass Through Trust, Series 2003-5, Class 1A19, 5.500%, 7/25/33	66,428
73,042	Freddie Mac, Series 2906, Class VC, 5.000%, 12/15/15	77,536
163,965	Merrill Lynch Mortgage Investors Trust, Series 2005-A8, Class A1A, 5.250%, 8/25/36*	156,609
152,903	RAAC, Series 2004-SP3, Class AI5, 4.890%, 12/25/32*	155,433
62,186	Residential Asset Securitization Trust, Series 2004-IP2, Class 4A, 4.743%, 12/25/34*	57,406
165,843	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 4.835%, 6/25/34*	152,578
76,942	Structured Asset Securities Corp., Series 2005-6, Class 5A1, 5.000%, 5/25/35	75,034
148,242	Wells Fargo Mortgage Backed Securities Trust, Series 2004-BB, Class A2, 2.748%, 1/25/35*	141,133
152,673	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 6A3, 2.888%, 10/25/35*	140,964

	Total Collateralized Mortgage Obligations (Cost $2,008,771)	2,051,774

COMMERCIAL MORTGAGE-BACKED SECURITIES (15.0%)

55,000	Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A6, 4.877%, 7/10/42*	58,252
14,000	Banc of America Commercial Mortgage, Inc., Series 2005-1, Class A5, 5.156%, 11/10/42*	15,087
115,000	Banc of America Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.179%, 11/10/42*	115,664
130,000	Banc of America Commercial Mortgage, Inc., Series 2007-1, Class A3, 5.449%, 1/15/49	135,384
80,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/49*	82,946
195,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, 5.222%, 7/15/44*	199,482

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$ 90,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP5, Class C, 5.230%, 12/15/35	$93,510
208,449	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A3, 4.813%, 2/15/38	214,370
139,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class AJ, 5.075%, 2/15/38*	137,202
200,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3, 5.467%, 9/15/39	209,757
140,000	Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40(a)	145,454
110,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/39	115,894
56,570	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A2, 4.305%, 8/10/42	57,125
210,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/43*	225,138
166,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A3, 4.865%, 3/15/46	173,179
169,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/49	175,771
100,000	LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A6, 4.786%, 10/15/29*	104,817
159,000	LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 2/15/40	166,972
28,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A3, 5.389%, 7/12/46*	28,850
100,000	Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, 11/12/41	105,892
220,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/42	232,951
80,000	Morgan Stanley Capital I, Series 2006-HQ8, Class AM, 5.437%, 3/12/44*	82,733
100,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, 5.179%, 7/15/42*	102,058
154,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3, 5.246%, 12/15/43	156,536
67,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A3, 5.902%, 2/15/51*	71,020

	Total Commercial Mortgage-Backed Securities (Cost $2,903,778)	3,206,044

CORPORATE BONDS (32.2%)

	Consumer Discretionary (4.0%)
200,000	CBS Corp., 8.875%, 5/15/19	251,616
154,000	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	213,071
212,000	NBC Universal, Inc., 5.950%, 4/1/41(a)	211,978

Continued

BB&T Total Return Bond VIF

   Schedule of Portfolio Investments — (continued)

   December 31, 2010

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Consumer Discretionary — (continued)
$170,000	Time Warner, Inc., 6.100%, 7/15/40	$178,379

		855,044

	Consumer Staples (3.1%)
103,000	Altria Group, Inc., 9.950%, 11/10/38	145,141
210,000	Lorillard Tobacco Co., 6.875%, 5/1/20	216,895
200,000	Macy’s Retail Holdings, Inc., 5.350%, 3/15/12	206,500
100,000	New Albertson’s, Inc., 7.500%, 2/15/11	100,125

		668,661

	Energy (1.8%)
90,000	Energy Transfer Partners LP, 9.000%, 4/15/19	112,750
142,000	NuStar Logistics LP, 7.650%, 4/15/18	162,728
90,000	Plains All American Pipeline LP, 8.750%, 5/1/19	111,690

		387,168

	Financials (12.6%)
100,000	Aflac, Inc., 8.500%, 5/15/19	123,649
158,000	American Express Co., 8.125%, 5/20/19	196,585
177,000	Bear Stearns Cos. LLC (The), 7.250%, 2/1/18(b)	209,756
71,000	Citigroup, Inc., 5.375%, 8/9/20	73,770
203,000	Credit Suisse AG, 5.400%, 1/14/20	207,319
200,000	Ford Motor Credit Co. LLC, 7.000%, 10/1/13	214,420
100,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/15	107,461
282,000	General Electric Capital Corp., GMTN, 6.875%, 1/10/39	325,896
101,000	Goldman Sachs Group, Inc. (The), 7.500%, 2/15/19	117,765
199,000	Health Care REIT, Inc., 4.950%, 1/15/21	191,747
180,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/18	196,984
115,000	MetLife, Inc., 6.750%, 6/1/16	133,396
194,000	Morgan Stanley, MTN, Series F, 6.625%, 4/1/18(b)	210,445
192,000	Simon Property Group LP REIT, 10.350%, 4/1/19	262,502
114,000	Wachovia Corp., 5.625%, 10/15/16	124,014

		2,695,709

	Health Care (2.2%)
106,000	Aetna, Inc., 3.950%, 9/1/20	101,870
162,000	Bio-Rad Laboratories, Inc., 4.875%, 12/15/20	157,298
105,000	Boston Scientific Corp., 4.500%, 1/15/15	107,207
101,000	Boston Scientific Corp., 6.000%, 1/15/20	105,282

		471,657

	Industrials (2.2%)
198,000	Corrections Corp. of America, 6.250%, 3/15/13(b)	199,980
104,000	L-3 Communications Corp., 5.875%, 1/15/15	105,950
148,000	Roper Industries, Inc., 6.250%, 9/1/19	163,812

		469,742

	Information Technology (0.5%)
94,000	Xerox Corp., 6.350%, 5/15/18	105,961

	Materials (2.8%)
209,000	ArcelorMittal, 9.850%, 6/1/19	264,138
127,000	Lubrizol Corp., 8.875%, 2/1/19	159,824

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Materials — (continued)
$159,000	Sealed Air Corp., 7.875%, 6/15/17	$174,852

		598,814

	Telecommunication Services (3.0%)
218,000	America Movil SAB de CV, 6.375%, 3/1/35	238,945
100,000	Crown Castle International Corp., 9.000%, 1/15/15	110,250
78,000	Sprint Capital Corp., 8.375%, 3/15/12	82,485
212,000	Telefonica Emisiones SAU, 5.134%, 4/27/20	204,101

		635,781

	Total Corporate Bonds (Cost $6,523,390)	6,888,537

FOREIGN GOVERNMENT BONDS (0.5%)

	Bahrain (0.5%)
105,000	Bahrain Government International Bond, 5.500%, 3/31/20(a)	106,946

	Total Foreign Government Bonds (Cost $104,229)	106,946

MORTGAGE-BACKED SECURITIES (30.1%)

	Fannie Mae(c) (10.9%)
15,135	4.500%, 10/1/18, Pool #752030	16,034
6,506	5.500%, 12/1/20, Pool #831138	7,015
23,698	5.500%, 5/1/21, Pool #895628	25,553
28,615	5.000%, 10/1/25, Pool #255894	30,429
26,015	5.500%, 2/1/27, Pool #256600	27,920
24,775	6.000%, 9/1/34, Pool #790912	27,176
10,338	7.000%, 6/1/35, Pool #255820	11,712
55,852	5.000%, 11/1/35, Pool #842402	58,967
42,476	6.000%, 12/1/36, Pool #902054	46,300
27,432	6.000%, 1/1/37, Pool #906095	29,902
24,266	6.000%, 4/1/37, Pool #914725	26,405
44,690	6.000%, 7/1/37, Pool #256800	48,630
184,809	6.000%, 7/1/37, Pool #940807	201,103
7,636	6.000%, 9/1/37, Pool #955005	8,309
182,546	4.753%, 7/1/38, Pool #981430*	192,551
54,968	5.500%, 7/1/38, Pool #934323	58,846
104,000	4.500%, 1/1/40, Pool #AC8568	106,866
87,893	5.000%, 3/1/40, Pool #AE2266	92,466
324,432	4.500%, 6/1/40, Pool #AD6432	333,322
89,983	5.000%, 6/1/40, Pool #AD4927	94,665
234,680	5.000%, 6/1/40, Pool #AD7860	246,889
89,082	5.000%, 6/1/40, Pool #AD8842	93,717
250,529	4.500%, 7/1/40, Pool #AB1248	257,395
98,752	4.500%, 8/1/40, Pool #AE2305	101,458
183,404	5.000%, 9/1/40, Pool #AE0530	192,966

		2,336,596

	Freddie Mac(c) (10.8%)
34,215	6.000%, 10/1/19, Pool #G11679	37,214
16,229	5.500%, 10/1/21, Pool #G12425	17,413
21,261	5.000%, 1/1/22, Pool #J04202	22,460
46,830	5.000%, 5/1/22, Pool #J04788	49,471
160,948	6.000%, 11/1/23, Pool #G13325	175,106
78,584	4.000%, 8/1/25, Pool #E02710	80,954
21,666	5.500%, 7/1/35, Pool #A36540	23,224
10,413	6.000%, 7/1/35, Pool #A36304	11,349
31,383	5.500%, 2/1/36, Pool #G08111	33,542

Continued

BB&T Total Return Bond VIF

   Schedule of Portfolio Investments — (continued)

   December 31, 2010

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Freddie Mac(c) — (continued)
$ 48,468	5.500%, 4/1/37, Pool #G08192	$51,712
218,084	5.500%, 5/1/37, Pool #G03240	233,086
27,661	5.000%, 6/1/37, Pool #G03094	29,036
145,472	6.000%, 8/1/37, Pool #A64401	158,100
26,051	5.621%, 9/1/37, Pool #1Q0319*	27,929
85,878	6.500%, 12/1/37, Pool #A69955	95,301
16,999	5.500%, 1/1/38, Pool #A71523	18,136
313,142	5.500%, 10/1/38, Pool #G04814	334,096
195,039	4.500%, 1/1/40, Pool #A90764	200,049
192,177	3.758%, 7/1/40, Pool #1B4948*	197,753
262,387	5.000%, 7/1/40, Pool #A93070	275,353
90,327	5.000%, 7/1/40, Pool #C03487	94,790
147,304	4.000%, 9/1/40, Pool #A93643	146,385

		2,312,459

	Ginnie Mae(c) (8.4%)
299,905	5.500%, 1/15/39, Pool #646685	324,411
114,029	5.500%, 1/15/39, Pool #692307	123,346
183,836	4.500%, 3/15/39, Pool #697957	191,111
369,000	4.500%, 2/15/40, Pool #737031	383,604
98,255	5.000%, 2/15/40, Pool #737037	104,528
288,837	4.500%, 9/20/40, Pool #4801	300,269
115,000	4.000%, 1/15/41(d)	115,773
74,000	5.000%, 1/15/41(d)	78,671
160,000	5.500%, 1/15/41(d)	172,900

		1,794,613

	Total Mortgage-Backed Securities (Cost $6,406,924)	6,443,668

MUNICIPAL BONDS (3.0%)

	California (1.5%)
65,000	California State, Build America Bonds, School Improvements G.O., Taxable, 7.625%, 3/1/40	68,504
30,000	Los Angeles Harbor Department, Crossover Refunding Revenue, Series A, Callable 8/1/12 @ 100 (AMBAC), 5.500%, 8/1/14	31,647
220,000	Metropolitan Water District of Southern California, Build America Bonds, Water Utility Improvements Revenue, Callable 7/1/19 @ 100, 6.538%, 7/1/39	221,824

		321,975

	New York (1.5%)
70,000	New York & New Jersey Port Authority, Port, Airport & Marina Improvements Revenue, Series 122, Callable 2/3/11 @ 100 (G.O. of Authority), 5.500%, 7/15/15	70,165
95,000	New York City Municipal Water Finance Authority, Water Utility Improvements Revenue, Series EE, Build America Bonds Taxable, Callable 6/15/20 @ 100, 6.491%, 6/15/42	96,072
155,000	New York, NY, Build America Bonds, Public Improvements G.O., Series G1, 4.774%, 3/1/20	154,014

		320,251

	Total Municipal Bonds (Cost $641,939)	642,226

Principal Amount		Fair Value
U.S. TREASURY NOTES (7.0%)

$1,455,000	4.500%, 8/15/39	$1,494,103

	Total U.S. Treasury Notes (Cost $1,556,789)	1,494,103

Shares
PREFERRED STOCK (0.5%)

	Financials (0.5%)
4,200	Citigroup Capital XIII 7.875%	113,022

	Total Preferred Stock (Cost $108,900)	113,022

INVESTMENT COMPANY (0.3%)

60,802	Federated Treasury Obligations Fund, Institutional Shares	60,802

	Total Investment Company (Cost $60,802)	60,802

Principal Amount
SHORT TERM INVESTMENTS (0.0%)
$17,758	BNY Mellon Institutional Cash Reserve, Series B	4,062

	Total Short Term Investments (Cost $17,758)	4,062

Total Investments — 99.4% (Cost $20,580,708)		21,260,988
Net Other Assets (Liabilities) — 0.6%		136,086

NET ASSETS — 100.0%		$21,397,074

*

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of December 31, 2010. The maturity date reflected is the final maturity date.

(a)

Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.

(c)

On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.

(d)	Represents securities purchased on a when-issued basis. At December 31, 2010, total cost of investments purchased on a when-issued basis for the Total Return Bond VIF was $369,273.

AMBAC — American Municipal Bond Insurance Corp.

GMTN — Global Medium Term Note

G.O. — General Obligation

MTN — Medium Term Note

REIT — Real Estate Investment Trust

See accompanying notes to the financial statements.

BB&T Variable Insurance Funds

   Statements of Assets and Liabilities

   December 31, 2010

	BB&T Select Equity VIF	BB&T Capital Manager Equity VIF	BB&T Special Opportunities Equity VIF	BB&T Total Return Bond VIF

Assets:
Investments:
Investments - unaffiliated, at cost*	$24,542,539	$3,151,060	$37,411,965	$20,580,708
Investments - affiliated, at cost	—	3,571,243	—	—

Total investments, at cost	24,542,539	6,722,303	37,411,965	20,580,708
Unrealized appreciation	4,131,694	1,000,395	6,903,067	680,280

Investments, at value	28,674,233	7,722,698	44,315,032	21,260,988
Interest and dividends receivable	38,797	325	22,173	198,971
Receivable for investments sold	333,787	—	—	—
Receivable for capital shares issued	—	—	57,864	344,148
Prepaid expenses	20,679	5,692	29,947	16,486

Total Assets	29,067,496	7,728,715	44,425,016	21,820,593

Liabilities:
Call options written (premiums received $ — , $ — , $80,679 and $ — , respectively)	—	—	53,950	—
Payable for investments purchased	324,435	—	64,646	370,176
Payable for capital shares redeemed	20,150	50,554	13,165	839
Payable for collateral received on loaned securities	361,200	—	876,300	—
Payable to securities lending agent	—	—	—	17,758
Accrued expenses and other payables:
Investment advisory fees	11,876	—	27,963	8,966
Administration fees	2,481	—	3,651	1,882
Audit fees	23,334	6,249	32,783	17,349
Compliance service fees	29	8	42	23
Other fees	6,286	1,848	8,154	6,526

Total Liabilities	749,791	58,659	1,080,654	423,519

Net Assets:	$28,317,705	$7,670,056	$43,344,362	$21,397,074

Net Assets Consist of:
Capital	$47,304,407	$12,954,138	$35,047,041	$19,734,612
Accumulated undistributed net investment income	236	—	—	336,510
Accumulated realized gain (loss)	(23,118,632)	(6,284,477)	1,367,525	645,672
Net unrealized appreciation/depreciation	4,131,694	1,000,395	6,929,796	680,280

Net Assets	$28,317,705	$7,670,056	$43,344,362	$21,397,074

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)	3,365,970	1,148,126	2,611,545	1,994,861

Net Asset Value — offering and redemption price per share	$8.41	$6.68	$16.60	$10.73

*	The BB&T Select Equity VIF and BB&T Special Opportunities Equity VIF include securities on loan of $353,700 and $857,885, respectively.

See accompanying notes to the financial statements.

BB&T Variable Insurance Funds

   Statements of Operations

   For the Year Ended December 31, 2010

	BB&T Select Equity VIF	BB&T Capital Manager Equity VIF	BB&T Special Opportunities Equity VIF	BB&T Total Return Bond VIF
Investment Income:
Interest income	$—	$—	$—	$1,009,213
Dividend income - unaffiliated	616,193	91,006	378,130	23
Dividend income - affiliated	—	31,967	—	—
Foreign tax withholding	(3,565)	—	(3,572)	—
Income from securities lending	569	—	12,128	—

Total investment income	613,197	122,973	386,686	1,009,236

Expenses:
Investment advisory fees (See Note 5)	210,281	19,075	320,707	126,945
Administration fees (See Note 5)	29,604	—	41,656	22,110
Audit fees	24,461	6,584	34,914	18,320
Compliance service fees (See Note 5)	358	96	509	270
Custodian fees	1,625	378	3,251	1,218
Fund accounting fees (See Note 5)	2,875	732	3,967	2,103
Insurance fees	24,081	5,842	25,605	17,289
Legal fees	13,549	4,333	22,846	11,864
Printing fees	17,154	7,124	28,147	15,161
Transfer agent fees (See Note 5)	9,707	2,609	13,797	7,357
Trustee fees	2,242	593	3,035	1,689
Other fees	7,498	4,598	11,249	30,147

Total expenses before waivers	343,435	51,964	509,683	254,473

Less expenses waived/reimbursed by the Investment Advisor (See Note 5)	(77,014)	(21,481)	(12,442)	(28,143)
Less expenses waived by the Trustees (See Note 5)	(101)	(26)	(137)	(71)

Net expenses	266,320	30,457	497,104	226,259

Net investment income (loss)	346,877	92,516	(110,418)	782,977

Realized and Unrealized Gain (Loss):
Net realized gains (losses) from:
Investment transactions - unaffiliated	1,473,764	(234,001)	4,398,469	770,050
Investment transactions - affiliated	—	(783,997)	—	—
Distributions from affiliated funds	—	1,859	—	—
Written Options	—	—	180,732	—
Change in unrealized appreciation/depreciation on:
Investments	1,254,956	1,965,251	1,346,201	(9,535)
Written Options	—	—	47,791	—

Net realized and unrealized gain	2,728,720	949,112	5,973,193	760,515

Change in net assets from operations	$3,075,597	$1,041,628	$5,862,775	$1,543,492

See accompanying notes to the financial statements.

BB&T Variable Insurance Funds

   Statements of Changes in Net Assets

	BB&T Select Equity VIF		BB&T Capital Manager Equity VIF

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
From Investment Activities:
Operations:
Net investment income (loss)	$346,877	$315,813	$92,516	$91,345
Net realized gain (loss)	1,473,764	(2,881,881)	(1,016,139)	(2,024,218)
Change in unrealized appreciation/depreciation	1,254,956	7,480,460	1,965,251	3,540,237

Change in net assets from operations	3,075,597	4,914,392	1,041,628	1,607,364

Distributions to Shareholders:
Net investment income	(349,287)	(313,190)	(117,201)	(64,463)
Net realized gains from investment transactions	—	—	—	—

Change in net assets from shareholders distributions	(349,287)	(313,190)	(117,201)	(64,463)

Capital Transactions:
Proceeds from shares issued	119,554	378,413	408,975	108,008
Distributions reinvested	349,287	313,190	117,201	64,463
Value of shares redeemed	(7,001,138)	(9,147,412)	(1,727,268)	(2,296,851)

Change in net assets from capital transactions	(6,532,297)	(8,455,809)	(1,201,092)	(2,124,380)

Change in net assets	(3,805,987)	(3,854,607)	(276,665)	(581,479)

Net Assets:
Beginning of year	32,123,692	35,978,299	7,946,721	8,528,200

End of year	$28,317,705	$32,123,692	$7,670,056	$7,946,721

Accumulated undistributed net investment income	$236	$2,646	$—	$24,675

Share Transactions:
Issued	15,933	60,519	67,323	24,605
Reinvested	45,575	50,035	18,879	11,466
Redeemed	(915,381)	(1,433,681)	(285,890)	(483,790)

Change in Shares	(853,873)	(1,323,127)	(199,688)	(447,719)

See accompanying notes to the financial statements.

BB&T Special Opportunities Equity VIF		BB&T Total Return Bond VIF

For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009

$(110,418)	$(88,825)	$782,977	$905,659
4,579,201	(479,602)	770,050	515,623
1,393,992	12,366,601	(9,535)	400,142

5,862,775	11,798,174	1,543,492	1,821,424

(23,790)	—	(819,377)	(885,440)
—	(1,073,282)	(35,714)	—

(23,790)	(1,073,282)	(855,091)	(885,440)

5,126,387	8,823,846	3,090,265	6,016,047
23,790	1,073,282	855,091	885,440
(7,806,727)	(7,143,652)	(5,298,937)	(6,771,543)

(2,656,550)	2,753,476	(1,353,581)	129,944

3,182,435	13,478,368	(665,180)	1,065,928

40,161,927	26,683,559	22,062,254	20,996,326

$43,344,362	$40,161,927	$21,397,074	$22,062,254

$—	$23,776	$336,510	$247,723

331,860	704,058	287,744	591,456
1,564	80,516	79,711	87,393
(532,383)	(573,467)	(499,141)	(665,610)

(198,959)	211,107	(131,686)	13,239

BB&T Variable Insurance Funds

   Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income (loss)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
BB&T Select Equity VIF
Year Ended December 31, 2010	$ 7.61	0.09(b)	0.81	0.90	(0.10)	—	(0.10)
Year Ended December 31, 2009	$ 6.49	0.07(b)	1.12	1.19	(0.07)	—	(0.07)
Year Ended December 31, 2008	$13.69	0.16(b)	(4.63)	(4.47)	(0.16)	(2.57)	(2.73)
Year Ended December 31, 2007	$16.75	0.23	(1.08)	(0.85)	(0.31)	(1.90)	(2.21)
Year Ended December 31, 2006	$14.00	0.27	2.68	2.95	(0.20)	—	(0.20)
BB&T Capital Manager Equity VIF(c)
Year Ended December 31, 2010	$ 5.90	0.07(b)	0.81	0.88	(0.10)	—	(0.10)
Year Ended December 31, 2009	$ 4.75	0.06(b)	1.14	1.20	(0.05)	—	(0.05)
Year Ended December 31, 2008	$10.33	0.09(b)	(3.50)	(3.41)	(0.10)	(2.07)	(2.17)
Year Ended December 31, 2007	$11.65	0.25	—(d)	0.25	(0.30)	(1.27)	(1.57)
Year Ended December 31, 2006	$10.51	0.16	1.45	1.61	(0.12)	(0.35)	(0.47)
BB&T Special Opportunities Equity VIF
Year Ended December 31, 2010	$14.29	(0.04)(b)	2.36	2.32	(0.01)	—	(0.01)
Year Ended December 31, 2009	$10.27	(0.03)(b)	4.47	4.44	—	(0.42)	(0.42)
Year Ended December 31, 2008	$16.03	0.02(b)	(5.28)	(5.26)	(0.02)	(0.48)	(0.50)
Year Ended December 31, 2007	$15.07	(0.02)	2.02	2.00	—	(1.04)	(1.04)
Year Ended December 31, 2006	$12.70	(0.02)	3.07	3.05	(0.01)	(0.67)	(0.68)
BB&T Total Return Bond VIF
Year Ended December 31, 2010	$10.37	0.40(b)	0.39	0.79	(0.41)	(0.02)	(0.43)
Year Ended December 31, 2009	$ 9.94	0.41(b)	0.42	0.83	(0.40)	—	(0.40)
Year Ended December 31, 2008	$10.02	0.41(b)	(0.08)	0.33	(0.41)	—	(0.41)
Year Ended December 31, 2007	$ 9.83	0.31	0.31	0.62	(0.43)	—	(0.43)
Year Ended December 31, 2006	$ 9.92	0.50	(0.17)	0.33	(0.42)	—	(0.42)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
(a)	Total return ratios assume reinvestment of distributions at net asset value.

Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund’s shares.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(d)	Amount is less than $0.005.

See accompanying notes to the financial statements.

		Ratios/Supplemental Data
Net Asset Value, End of Year	Total Return(a)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate

$ 8.41	11.93%	$28,318	0.94%	1.22%	1.21%	63.34%
$ 7.61	18.50%	$32,124	1.00%	1.01%	1.24%	137.52%
$ 6.49	(37.43)%	$35,978	0.81%	1.52%	1.16%	49.73%
$13.69	(5.87)%	$87,171	0.77%	1.50%	1.08%	52.81%
$16.75	21.28%	$93,143	0.77%	1.72%	1.01%	45.76%

$ 6.68	14.98%	$ 7,670	0.40%	1.21%	0.68%	64.81%
$ 5.90	25.24%	$ 7,947	0.41%	1.21%	0.66%	18.04%
$ 4.75	(38.22)%	$ 8,528	0.31%	1.15%	0.59%	61.04%
$10.33	1.98%	$18,495	0.18%	2.27%	0.51%	40.70%
$11.65	15.82%	$18,222	0.17%	1.15%	0.54%	20.55%

$16.60	16.24%	$43,344	1.24%	(0.28)%	1.27%	39.24%
$14.29	43.53%	$40,162	1.26%	(0.28)%	1.29%	32.57%
$10.27	(33.71)%	$26,684	1.10%	0.14%	1.18%	35.80%
$16.03	13.41%	$35,620	1.06%	(0.16)%	1.11%	23.86%
$15.07	24.71%	$21,294	1.06%	(0.05)%	1.06%	59.93%

$10.73	7.73%	$21,397	1.07%	3.70%	1.20%	140.32%
$10.37	8.57%	$22,062	0.94%	4.09%	1.24%	109.12%
$ 9.94	3.38%	$20,996	0.81%	4.11%	1.03%	152.74%
$10.02	6.47%	$14,064	0.77%	4.42%	1.01%	252.64%
$ 9.83	3.47%	$ 6,767	0.77%	4.34%	0.88%	188.24%

BB&T Variable Insurance Funds

   Notes to Financial Statements

   December 31, 2010

1.	Organization:

The BB&T Variable Insurance Funds (the “Trust”) was organized on November 8, 2004, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust. The Trust commenced operations on May 1, 2005 and presently offers shares of the BB&T Select Equity VIF (formerly known as BB&T Large Cap VIF), the BB&T Capital Manager Equity VIF, the BB&T Special Opportunities Equity VIF, and the BB&T Total Return Bond VIF (referred to individually as a “Fund” and collectively as the “Funds”). The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Shares of the Funds are offered through variable annuity contracts offered through the separate accounts of participating insurance companies. All funds are “diversified” funds.

The BB&T Capital Manager Equity VIF invests primarily in underlying mutual funds and exchange traded funds as opposed to individual securities. By owning shares of underlying investment companies (including exchange traded funds), BB&T Capital Manager Equity VIF invests, to varying degrees in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. In addition, BB&T Capital Manager Equity VIF’s exposure to underlying equity funds may include funds that invest in real estate or other similar securities. In addition, underlying investments companies may invest in derivatives.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with United States generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, U.S. Government agency securities, and options, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including through the use of electronic and matrix techniques. Short-term obligations without significant credit risk that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates current value. Investments in open-end investment companies, including the underlying funds in which the BB&T Capital Manager Equity VIF invests, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event that materially affects the furnished price has occurred) will be valued at fair value determined in good faith by the Pricing Committee under the general supervision of the Board. No securities were valued in good faith as of December 31, 2010.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

BB&T Variable Insurance Funds

   Notes to Financial Statements — (continued)

   December 31, 2010

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the period ended December 31, 2010 there were no changes to the valuation policies and procedures.

The summary of inputs used to determine the fair valuation of each Fund’s investments as of December 31, 2010 is as follows:

Assets: Investments in Securities	Level 1– Quoted Prices		Level 2– Other Significant Observable Inputs		Level 3– Significant Unobservable Inputs	Total
BB&T Select Equity VIF	$28,336,017(a	)	$338,216(b)		$—	$28,674,233
BB&T Capital Manager Equity VIF	7,722,698(c	)	—		—	7,722,698
BB&T Special Opportunities Equity VIF	43,467,533(a	)	847,499(b)		—	44,315,032
BB&T Total Return Bond VIF	60,802(c	)	21,200,186(a)(b	)	—	21,260,988

Liabilities: Other Financial Instruments - Written Options (Equity Risk)
BB&T Special Opportunities Equity VIF (d)	$53,950		$—		$—	$53,950

(a)	Industries or security types are disclosed in the Schedules of Portfolio Investments.
(b)	All or part of the balance represents securities held as collateral for securities on loan.
(c)	Represents investment companies.
(d)	Other financial instruments consist of written options which are shown at value.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Municipal Bonds	BB&T Total Return Bond VIF
Balance as of 1/1/10 (Fair value)	$392,500
Change in unrealized appreciation/(depreciation)*	157,500
Realized loss	(93,750)
Purchases	—
Sales	(456,250)
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of 12/31/10 (Fair value)	$—

*	Included in “Change in unrealized appreciation/depreciation on investments” in the Statements of Operations.
**	The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

Security Transactions and Related Income — During the period, security transactions are accounted for no later than one business day after trade date. For financial reporting purposes, however, security transactions are accounted for on trade date of the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on

BB&T Variable Insurance Funds

   Notes to Financial Statements — (continued)

   December 31, 2010

“when-issued” securities until the underlying securities are received.

Mortgage Dollar Rolls — The BB&T Total Return Bond VIF may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales.

Option Contracts — The BB&T Special Opportunities Equity VIF writes (sells) “covered” call options and may purchase options to close out options previously written by it. These transactions are entered into to hedge against changes in security prices (equity risk) or for the purposes of earning additional income (i.e., speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Fund contracts with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current fair value. The Fund executes transactions in both listed and over-the-counter options. When purchasing over-the-counter options, the Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Fund’s maximum amount of loss is the premium paid (as the purchaser) or the unrealized loss of the contract (as the writer).

The BB&T Special Opportunities Equity VIF invested in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding. The option contracts listed below are also indicative of activity for the fiscal year ended December 31, 2010 are as follows:

	BB&T Special Opportunities Equity VIF
Covered Call Options	Number of Contracts	Premiums Received
Balance at beginning of year	960	$81,688
Options written	3,312	320,373
Options closed	(600)	(55,008)
Options expired	(1,632)	(163,844)
Options exercised	(1,490)	(102,530)

Balance at end of year	550	$80,679

BB&T Variable Insurance Funds

   Notes to Financial Statements — (continued)

   December 31, 2010

The following is a summary of written call options outstanding as of December 31, 2010:

	BB&T Special Opportunities Equity VIF
Security	Number of Contracts	Value
Akamai Technologies, Inc., $52.50, 1/22/11	100	$(3,200)
Becton Dickinson & Co., $90.00, 3/19/11	100	(8,500)
eBay, Inc., $35.00, 1/22/11	150	(150)
Halliburton Co., $40.00, 1/22/11	50	(8,350)
Intuit, Inc., $47.50, 1/22/11	150	(33,750)

	550	$(53,950)

Security Loans — The Funds may loan securities secured by collateral in the form of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable letters of credit, U.S. dollars, cash or other forms of collateral as may be agreed between the Trust and The Bank of New York Mellon, the lending agent (“BNY Mellon Bank”). A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of income and earnings from the investment and reinvestment of cash collateral received and held on behalf of the Fund (after payment of a “broker rebate fee” to the borrower). In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. A Fund also continues to receive interest or dividends on the securities loaned. Although security loans are secured at all times by collateral, the loans may not be fully supported if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. Concurrently with the delivery of a Fund’s securities to a borrower, BNY Mellon Bank is required to obtain from the borrower collateral equal to at least 102% of the market value of the securities loaned plus accrued interest in the case of U.S. securities, and at least 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. If at the close of trading on any business day the market value of the collateral is less than 100% of the market value of such loaned securities as of such business day, the borrower is required to deliver additional collateral which will cause the total collateral to be equal to not less than 102% of the market value of the securities loaned plus accrued interest in the case of U.S. securities and 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. A Fund bears all of the gains and losses on such investments. Cash collateral received by a Fund at December 31, 2010 was invested in the BNY Mellon Overnight Government Fund (formerly known as BNY Mellon Institutional Cash Reserve Fund (“ICRF”) Series A) and the BNY Mellon ICRF Series B, an unregistered investment pool managed by BNY Mellon Bank, which was invested in repurchase agreements and Lehman Brothers floating rate medium term notes.

Effective July 1, 2010, the Trust, on behalf of each applicable Fund, entered into an agreement with BNY Mellon Bank and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in the ICRF, pursuant to which (i) BNYMC will support the value of certain defaulted securities issued by Lehman Brothers and held by ICRF, and (ii) if certain conditions are met, each Fund will have the right to sell the defaulted securities to BNYMC at a price equal to 80% of par value in September 2011.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. The Funds are indemnified from losses resulting from brokers failing to return securities. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. In connection with lending securities, a Fund may pay reasonable administrative and custodial fees. The value of the securities on loan and the liability to return the related collateral for each Fund at December 31, 2010, are shown on the Statements of Assets and Liabilities. As of December 31, 2010, the following Funds had loans outstanding:

BB&T Variable Insurance Funds

   Notes to Financial Statements — (continued)

   December 31, 2010

	Value of Loaned Securities	Cost of Collateral	Value of Collateral	Average Value on Loan for the year ended December 31, 2010
BB&T Select Equity VIF	$353,700	$361,200	$338,216	$ 160,687
BB&T Special Opportunities Equity VIF	857,885	876,300	847,499	1,030,836

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Expenses which are attributable to both the Funds and the Sterling Capital Funds (formerly BB&T Funds) are allocated across the Funds and Sterling Capital Funds, based upon relative net assets or on another reasonable basis.

Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly for the Funds, with the exception of the BB&T Total Return Bond VIF, in which case dividends from net investment income are declared daily and paid monthly. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of net operating losses, market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

As of December 31, 2010, these reclassifications were as follows:

	Decrease Paid-in-Capital	Increase Net Investment Income	Decrease Realized Gains
BB&T Capital Manager Equity VIF	$(10)	$ 10	$—
BB&T Special Opportunities Equity VIF	—	110,432	(110,432)
BB&T Total Return Bond VIF	—	125,187	(125,187)

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Federal Income Taxes — It is the policy of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. Government Securities and securities maturing less than one year from acquisition) for the year ended December 31, 2010 were as follows:

	Purchases	Sales
BB&T Select Equity VIF	$17,837,503	$24,247,384
BB&T Capital Manager Equity VIF	4,788,631	5,959,573
BB&T Special Opportunities Equity VIF	14,034,625	14,903,765
BB&T Total Return Bond VIF	13,086,167	13,975,640

Purchases and sales of U.S. Government Securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2010 for the BB&T Total Return Bond VIF were $17,562,067 and $16,077,005, respectively.

BB&T Variable Insurance Funds

   Notes to Financial Statements — (continued)

   December 31, 2010

4.	Investments in Affiliated Issuers:

A summary of the BB&T Capital Manager Equity VIF’s transactions in the shares of affiliated issuers during the year ended December 31, 2010 is set forth below:

	Shares Held at December 31, 2009	Shares Purchased	Shares Sold	Shares Held at December 31, 2010	Value at December 31, 2010	Dividend Income January 1, 2010 -December 31, 2010	Distributions and Net Realized Gain (Loss) January 1, 2010 -December 31, 2010
Sterling Capital Equity Income Fund, Institutional Class	58,718	5,262	28,731	35,249	$490,669	$9,380	$(25,530)
Sterling Capital Equity Index Fund, Institutional Class	8,241	2,050	1,534	8,757	73,825	1,040	(3,474)
Sterling Capital International Fund, Institutional Class	326,146	29,527	239,009	116,664	640,486	—	(505,352)
Sterling Capital Mid Value Fund, Institutional Class	92,824	57,827	90,220	60,431	814,009	3,872	(189,320)
Sterling Capital Select Equity Fund, Institutional Class	62,020	66,563	12,584	115,999	1,356,026	16,611	(49,004)
Sterling Capital Special Opportunities Fund, Institutional Class	24,016	290	6,264	18,042	321,151	—	(13,034)
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	159,013	47,871,769	47,875,070	155,712	155,712	121	—
Sterling Capital Small Value Fund, Institutional Class	—	18,413	2,246	16,167	213,892	943	3,576

Total Affiliates	730,978	48,051,701	48,255,658	527,021	$4,065,770	$31,967	$(782,138)

5.	Related Party Transactions:

Effective October 1, 2010, BB&T Asset Management, Inc. (“BB&TAM”) merged with and into Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”). Effective October 1, 2010, Sterling Capital provides investment advisory services to the Funds. Prior to October 1, 2010, BB&TAM, a wholly owned subsidiary of BB&T, provided investment advisory services to the Funds and also had entered into an investment sub-advisory agreement with Scott & Stringfellow, LLC (“Scott & Stringfellow”) to provide sub-advisory services to BB&T Special Opportunities Equity VIF and with Sterling Capital to provide sub-advisory services to BB&T Total Return Bond VIF. The merger automatically terminated the existing agreement with BB&TAM and the Funds and existing sub-advisory agreements with BB&TAM and each of the sub-advisors. The Board and the shareholders of the Funds approved a new investment advisory agreement between the Funds and Sterling Capital. The Board and the shareholders of the Funds also approved a new investment sub-advisory agreement between Sterling Capital and Scott & Stringfellow with respect to BB&T Special Opportunities Equity VIF. The terms of the new agreements are substantially identical to those of the existing agreements with no changes in services or fees. The new agreements became effective October 1, 2010.

Under the terms of the investment advisory agreement, the Advisor is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees”. Sterling Capital and BB&TAM waived investment advisory fees and reimbursed certain expenses for the Funds referenced below which are not subject to recoupment and are included on the Statements of Operations as “Less expenses waived/reimbursed by the Investment Advisor”. Information regarding these transactions is as follows for the fiscal year ended December 31, 2010:

	Contractual Fee Rate	Fee Rate after Voluntary Waivers
BB&T Select Equity VIF	0.74%	0.47%[1]
BB&T Capital Manager Equity VIF	0.25%	(0.03)%[1]
BB&T Special Opportunities Equity VIF	0.80%	0.77%

BB&T Variable Insurance Funds

   Notes to Financial Statements — (continued)

   December 31, 2010

	Contractual Fee Rate	Fee Rate after Voluntary Waivers
BB&T Total Return Bond VIF	0.60%	0.47%[1]

[1]

For all or a portion of the fiscal year ended December 31, 2010, Sterling Capital and BB&TAM voluntarily agreed to limit the investment advisory fees paid by the Fund. All voluntary waivers are not subject to recoupment in subsequent fiscal periods and may be discontinued at any time.

As noted above, pursuant to a sub-advisory agreement with Sterling Capital, Scott & Stringfellow, a wholly owned subsidiary of BB&T Corporation, serves as the sub-advisor to the BB&T Special Opportunities Equity VIF, subject to the general supervision of the Funds’ Board and Sterling Capital. For their services, Scott & Stringfellow is entitled to a fee, payable by Sterling Capital.

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. The Funds pay their portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Funds and the Sterling Capital Funds, excluding the assets of the Funds of Funds, at a rate of 0.11% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as “Administration fees”. Pursuant to a sub-administration agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc., formerly PNC Global Investment Servicing (U.S.) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agent fees”.

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s salary. Expenses incurred for the Funds are reflected on the Statements of Operations as “Compliance service fees”.

For the fiscal year ended December 31, 2010, the Funds paid $9,820 in brokerage fees to Scott & Stringfellow, on the execution of purchases and sales of the Funds’ portfolio investments.

The Trust has adopted a Variable Contract Owner Servicing Plan (the “Service Plan”) under which the Funds may pay a fee computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Funds. A servicing agent may periodically waive all or a portion of its servicing fees. For the fiscal year ended December 31, 2010 the Funds did not participate in any service plans.

Certain Officers and Trustees of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $30,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Additionally, the Chairman of the Board and the Audit Committee Chairman each receive an annual retainer of $10,000, and the Chairman of the Nominations Committee receives additional compensation at the rate of $1,000 for each meeting over which he or she presides as Chairman. The fees are allocated across the Funds and the Sterling Capital Funds based upon relative net assets. On February 23, 2010, the Trustees voluntarily waived a fee of $3,000 for the Special Telephonic Audit Committee meeting. Trustee fee waivers are included in the Statements of Operations as “Less expenses waived by the Trustees” and these waivers are not subject to recoupment in subsequent fiscal periods.

6.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Funds, pursuant to a Credit Agreement (the “Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid security liquidations that Sterling Capital believes are unfavorable

BB&T Variable Insurance Funds

   Notes to Financial Statements — (continued)

   December 31, 2010

to shareholders. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never a net rate of less than two percent (2%) per annum. The line of credit was not used during the fiscal year ended December 31, 2010.

7.	Federal Tax Information:

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current year and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2010, the following Funds have net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is possible that the gains that are offset will not be distributed to shareholders.

	Amount	Expires
BB&T Select Equity VIF	$19,677,086	2016
BB&T Select Equity VIF	3,263,903	2017
BB&T Capital Manager Equity VIF	2,272,242	2016
BB&T Capital Manager Equity VIF	1,989,928	2017
BB&T Capital Manager Equity VIF	1,467,590	2018

Capital loss carryforwards utilized in the current year were $1,378,047 and $2,988,566 for the BB&T Select Equity VIF and BB&T Special Opportunities VIF, respectively.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2010, were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Distributions Paid*
BB&T Select Equity VIF	$349,287	$—	$349,287
BB&T Capital Manager Equity VIF	117,201	—	117,201
BB&T Special Opportunities Equity VIF	23,790	—	23,790
BB&T Total Return Bond VIF	819,377	35,714	855,091

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009, were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Distributions Paid*
BB&T Select Equity VIF	$313,190	$—	$313,190
BB&T Capital Manager Equity VIF	64,463	—	64,463
BB&T Special Opportunities Equity VIF	336,383	736,899	1,073,282
BB&T Total Return Bond VIF	885,440	—	885,440

*	Total Distributions Paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Under current tax law, capital losses after October 31st of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund had deferred post October capital

BB&T Variable Insurance Funds

   Notes to Financial Statements — (continued)

   December 31, 2010

losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2011:

Post- October Losses
BB&T Capital Manager Equity VIF	$6,016

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation*	Total Accumulated Earnings(Deficit)
BB&T Select Equity VIF	$236	$—	$236	$(22,940,989)	$3,954,051	$(18,986,702)
BB&T Capital Manager Equity VIF	—	—	—	(5,735,776)	451,694	(5,284,082)
BB&T Special Opportunities Equity VIF	44,822	1,418,759	1,463,581	—	6,833,740	8,297,321
BB&T Total Return Bond VIF	656,003	360,647	1,016,650	—	645,812	1,662,462

*

The primary differences between book basis and tax basis unrealized appreciation were due to the deferral of losses on wash sales and straddles, and the deferral of market discount and premium until point of sale.

At December 31, 2010 federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation
BB&T Select Equity VIF	$24,720,182	$4,494,630	$(540,579)	$3,954,051
BB&T Capital Manager Equity VIF	7,271,004	1,004,636	(552,942)	451,694
BB&T Special Opportunities Equity VIF	37,508,021	7,686,497	(879,486)	6,807,011
BB&T Total Return Bond VIF	20,615,176	892,571	(246,759)	645,812

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds will be contained within this section of the Funds’ fiscal year ending December 31, 2011 financial statements.

8.	Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds financial statements through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

BB&T Variable Insurance Funds:

We have audited the accompanying statements of assets and liabilities of the BB&T Select Equity VIF (formerly BB&T Large Cap VIF), BB&T Capital Manager Equity VIF, BB&T Special Opportunities Equity VIF and BB&T Total Return Bond VIF (collectively, the “Funds”), four of the funds constituting BB&T Variable Insurance Funds, including the schedules of portfolio investments, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, transfer agent of the underlying funds and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising BB&T Variable Insurance Funds as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 25, 2011

BB&T Variable Insurance Funds

   December 31, 2010

Notice to Shareholders (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended December 31, 2010, each Fund is designating the following items with regard to distributions paid during the year.

For the fiscal year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions paid during the year from the following Funds are designated as:

	(a) Long-Term Capital Gain	(b) Qualified Dividend Income %	(c) (for corporate shareholders) Dividends Received Deduction %	(d) (for foreign shareholders) Qualified Short-Term Capital Gain %	(e) (for foreign shareholders) Qualified Interest Income %

BB&T Select Equity VIF	$—	100.00%	100.00%	—	0.01%
BB&T Capital Manager Equity VIF	—	89.52%	29.11%	—	0.15%
BB&T Special Opportunities Equity VIF	—	100.00%	100.00%	0.06%	0.70%
BB&T Total Return Bond VIF	35,714	—	—	—	100.00%

(a) Each Fund designates the maximum amount allowable but not less than the amounts shown above as a capital gain dividend in accordance with Section 852(b)(3)(c) of the Internal Revenue Code.

(b) Each Fund designates the maximum amount allowable, but not less than the percentages shown above as ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

(c) Each Fund designates the maximum amount allowable but not less than the percentages shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

(d) Each Fund designates the maximum amount allowable but not less than the percentages shown above as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

(e) Each Fund designates the maximum amount allowable but not less than the percentages shown above as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

Capital gain dividends distributed during the fiscal year ended December 31, 2010 are generally subject to the maximum tax rate of 15%. In addition, Qualified Dividend Income is generally subject to a maximum rate of 15%.

The information reported herein may differ from the information and distributions paid to the shareholders subject to tax reporting.

For the fiscal year ended December 31, 2010, the following Fund designated the following percentage of investment company taxable income, or if different the maximum allowable by tax law, as being derived from U.S. Treasury securities:

U.S. Government Income

BB&T Total Return Bond VIF	2.00%

BB&T Variable Insurance Funds

   December 31, 2010

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Special Meeting of Shareholders (Unaudited)

At a Special Meeting of Shareholders of the Sterling Capital Funds and BB&T Variable Insurance Funds, held on August 27, 2010, shareholders of the Funds voted to approve the following Proposals:

1. To approve an Investment Advisory Agreement between each Fund and Sterling Capital Management LLC (“Sterling Capital”) (“Proposal 1”); and

2. To approve an Investment Sub-Advisory Agreement between Sterling Capital and Scott & Stringfellow, LLC with respect to BB&T Special Opportunities Equity VIF (“Proposal 2”).

The voting results for each of the Proposals were as follows:

Proposal 1:	For	Against	Abstain

BB&T Select Equity VIF	3,323,067	87,828	259,810
BB&T Capital Manager Equity VIF	1,120,021	13,282	144,434
BB&T Special Opportunities Equity VIF	2,351,577	124,117	152,093
BB&T Total Return Bond VIF	1,844,163	25,108	93,190

Proposal 2:	For	Against	Abstain

BB&T Special Opportunities Equity VIF	2,355,933	124,117	147,738

BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees, at a meeting held on August 24, 2010, formally considered the continuance of the Trust’s investment advisory agreement with BB&T Asset Management, Inc. (“BB&TAM”), which served as investment adviser to all of the BB&T Variable Insurance Funds (the “Funds”). At that same meeting, the Board of Trustees considered the continuance of sub-advisory agreements of BB&TAM with Scott & Stringfellow, LLC (“Scott & Stringfellow”), with respect to the BB&T Special Opportunities Equity VIF, and Sterling Capital Management LLC (“Sterling Capital”), with respect to the BB&T Total Return Bond VIF. All of the above referenced agreements are collectively the “Advisory Agreements” and are performed by the “Advisers.”

The Trustees noted that they had formally considered the approval of a proposed investment advisory agreement between Sterling Capital and the Trust with respect to the Funds and a proposed investment sub-advisory agreement between Sterling Capital and Scott & Stringfellow with respect to the BB&T Special Opportunities Equity VIF (collectively, the “Proposed Agreements”) at a special meeting held on June 23, 2010. The Proposed Agreements were presented to the Board of Trustees in connection with the anticipated reorganization (the “Reorganization”) of Sterling Capital and BB&TAM, pursuant to which BB&TAM was expected to merge with and into Sterling Capital. The Reorganization, which was expected to close on October 1, 2010, would result in the automatic termination of the Trust’s existing Advisory Agreements by virtue of statutory assignment. The Trustees noted that the Board’s review of the Proposed Agreements in June 2010 had been focused on the changes that would occur as a consequence of the Reorganization. At the August 24, 2010 meeting, the Board considered all relevant factors bearing on the approval of the Proposed Agreements, including expense and performance data and profitability. In addition, the Trustees formally considered the continuation of the Trust’s existing Advisory Agreements so that effective advisory agreements would be in place should the Reorganization be delayed or terminated prior to closing.

The Trustees reviewed extensive material in connection with the August 24, 2010 annual contract review, including data from an independent provider of mutual fund data (as assembled by the Fund’s administrator), which included comparisons with peer groups for advisory fees, 12b-1 fees, and total fund expenses. The expense data reflected fee waivers in place, as well as contractual investment advisory fee levels. The Trustees also received information concerning the investment philosophy and investment processes applied in managing the Fund as well as each Adviser’s Form ADV. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreements. The Board received a presentation by each Adviser, which included an analysis of performance and investment processes. The Board also received Fund-specific profitability information from BB&TAM, Scott & Stringfellow, and Sterling Capital. The Independent Trustees deliberated outside the presence of management and the Advisers.

In their deliberations, each Trustee attributed different weights to various factors involved, and no factor alone was considered determinative. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees determined that the Trust’s investment advisory arrangements, as provided in the Advisory Agreements, were fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of the Services Provided — The Trustees considered the background and experience of each Adviser’s senior management and the expertise of investment personnel of each Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Advisers to provide high quality service to the Trust, and the Trustees’ overall confidence in each Adviser’s integrity. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the procedures of the Advisers designed to fulfill the Advisers’ fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers’ codes of ethics (regulating the personal trading of their officers and employees). Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Advisers, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of the services was satisfactory.

Investment Performance — The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s benchmark and peer group. In the Trustees’ review of performance, long and short-term performance was considered.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was generally satisfactory or better.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates — The Trustees considered peer group comparable information with respect to the advisory fees charged to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers that are in place.

The Trustees also considered information from BB&TAM and Sterling Capital regarding fees for separate accounts managed by BB&TAM and Sterling Capital, respectively, with investment objectives and strategies similar to those of comparable BB&T Funds. The Trustees noted that the fees for separate accounts were generally lower than those for the Funds. The Trustees noted that a representative of BB&TAM explained that management of the Funds was a much more intensive process than management of separate accounts, including daily fluctuations in the size of the Funds and the need to comply with extensive and complex restrictions set by applicable regulation or established in controlling disclosure documents.

The Trustees also considered the reasonableness of advisory fees, and, where relevant, the profitability of the Advisers. In determining whether all other investment advisory and sub-advisory fees (collectively, the “investment advisory fees”) were reasonable, the Trustees reviewed profitability information provided by BB&TAM, Scott & Stringfellow, and Sterling Capital with respect to investment advisory services. Based on their review, the Trustees concluded that the investment advisory fees under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided to each Fund.

Economies of Scale — The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees found that the asset levels of the Trust were not currently so large as to warrant formal contractual breakpoints, and found that the fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

BB&T Variable Insurance Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the Shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, 5th Floor, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Thomas W. Lambeth Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 08/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation	27	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 08/00 — Present	From December 2003 to present, CEO, Montecito Advisors, Inc.	27	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From June 2010 to present, independent consultant; from July 1998 to June 2010, President of Peace College	27	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	27	None

James L. Roberts** Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.	27	None

BB&T Variable Insurance Funds

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act :

INTERESTED TRUSTEE

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee

Alexander W. McAlister*** Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	President, Sterling Capital Management LLC	27	None

* The Sterling Capital Funds Complex consists of two open-end investment management companies: Sterling Capital Funds and BB&T Variable Insurance Funds.

** Mr. Roberts has been deemed to have been an “interested person” of BB&T Funds for the period from December 31, 2008 through May 25, 2010, due to his ownership of shares of PNC Financial Services Group, Inc., the former parent company of the Distributor. This ownership was a result of the acquisition of National City Corporation by PNC Financial Services Group, Inc. on December 31, 2008.

*** Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Advisor.

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

E.G. Purcell, III Birthdate: 01/55	President	Indefinite, President 11/08 — Present; Secretary, 11/08 — 08/10; Vice President, 11/00 — 11/08	From 1995 to present, Executive Director, Sterling Capital Management LLC and its predecessors

James T. Gillespie Birthdate: 11/66	Treasurer	Indefinite, 06/10 — Present	From June 2010 to present, Director, Sterling Capital Management LLC and its predecessors; from August 2008 to June 2010, Vice President Relationship Management, JPMorgan Chase & Co.; from February 2005 to August 2008, Director, Sterling Capital Management LLC and its predecessors

Todd M. Miller Birthdate: 09/71	Vice President and Secretary	Indefinite, Vice President, 08/05 — Present; Secretary, 08/10 — Present	From June 2005 to present, Director, Sterling Capital Management LLC and its predecessors

BB&T Variable Insurance Funds

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 04/07 — Present	From July 2004 to present, Chief Compliance Officer, Sterling Capital Management LLC and its predecessors

Andrew J. McNally Birthdate: 12/70	Assistant Treasurer	Indefinite, Assistant Treasurer, 06/10 — Present; Treasurer, 04/07 — 06/10	From January 2007 to present, Vice President and Senior Director, and from July 2000 to December 2006, Vice President and Director, Fund Accounting and Administration Department, BNY Mellon Investment Servicing (US) Inc.

Avery Maher Birthdate: 02/45	Assistant Secretary	Indefinite, 04/07 — Present	From March 2006 to present, Vice President and Counsel, Regulatory Administration Department, BNY Mellon Investment Servicing (US) Inc.; from October 2004 to August 2005, Vice President and Assistant General Counsel, JPMorgan Asset Management

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-453-7348.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the “code of ethics” that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $92,700 in 2009 and $77,700 in 2010.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2009 and $0 in 2010.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $14,000 in 2009 and $14,000 in 2010. Fees for both 2010 and 2009 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2009 and $0 in 2010.

(e)(1)

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $93,000 in 2009 and $54,000 in 2010.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics, included as Exhibit (a)(1) to the registrant’s report on Form N-CSR filed on March 5, 2009 (Accession No. 0001193125-09-045916), is incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BB&T Variable Insurance Funds

By (Signature and Title)	/s/ E.G. Purcell, III
E.G. Purcell, III, President (principal executive officer)

Date 2/25/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ E.G. Purcell, III
E.G. Purcell, III, President (principal executive officer)

Date 2/25/11

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, Treasurer (principal financial officer)

Date 2/25/11